UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2024

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE		20003
Washington	DC
(Address of principal executive offices)		(Zip Code)
(202) 869-9150
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 16, 2024, Xylem Inc. (the "Company") held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). There were 215,410,924 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 88.86% of the Company’s outstanding common stock on March 18, 2024, the record date. The final voting results for each item voted on at the Annual Meeting are set forth below:

1	Proposal One: Election of Ten Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Jeanne Beliveau-Dunn	202,730,547	2,149,401	215,909	10,315,067
Earl R. Ellis	204,665,365	205,353	225,139	10,315,067
Robert F. Friel	202,112,720	2,756,614	226,523	10,315,067
Lisa Glatch	203,203,840	1,675,619	216,398	10,315,067
Victoria D. Harker	190,484,855	14,388,704	222,298	10,315,067
Mark D. Morelli	198,989,938	5,880,318	225,601	10,315,067
Jerome A. Peribere	196,526,383	8,339,489	229,985	10,315,067
Matthew F. Pine	203,909,396	979,879	206,582	10,315,067
Lila Tretikov	202,500,719	2,374,135	221,003	10,315,067
Uday Yadav	202,422,032	2,427,224	246,601	10,315,067

2
Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024:

FOR	AGAINST	ABSTENTIONS
206,099,678	8,611,443	699,803

3
Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2024 proxy statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
169,326,139	35,430,043	339,675	10,315,067

4	Proposal Four: Advisory Vote on Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation. The majority of shareholders voted in favor of a frequency of “1 Year”:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
201,496,786	112,059	3,201,811	285,201	10,315,067

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 21, 2024	By:	/s/ Kelly C. O'Shea
Kelly C. O'Shea
VP, Chief Corporate Counsel & Corporate Secretary